                        SEMIANNUAL REPORT / JUNE 30 2001

                                AIM VALUE II FUND


                                  [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                  [COVER IMAGE]

                      -------------------------------------

                   COMMON AMERICAN SWAN BY JOHN JAMES AUDUBON

             THE SWAN IS EMBLEMATIC OF THE CAPACITY TO GROW TO GREAT

            SIZE AND BEAUTY FROM VERY UNIMPRESSIVE BEGINNINGS. STOCKS

            SELECTED WHEN THEY ARE UNDERVALUED MAY LOOK UNREMARKABLE

          THEN, BUT WITH TIME THEY MAY ALSO GROW TO BE VERY ATTRACTIVE.

                      -------------------------------------

AIM Value II Fund is for shareholders who seek long-term growth of capital by investing primarily in equity securities judged to be undervalued relative to their current or projected earnings, the value of their assets or the equity markets in general.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Value II Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Because the fund has been in existence less than a year (since 8/31/00), total return provided is cumulative total return that has not yet been annualized.
o The fund's cumulative total returns (including sales charges) for the period ended 6/30/01 are as follows: Class A shares, inception (8/31/00), -22.96%; Class B shares, inception (8/31/00), -23.04%; Class C shares, inception (8/31/00), -19.80%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the performance of the U.S. stock market.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                                AIM VALUE II FUND

                                AIM VALUE II FUND

                    Dear Fellow Shareholder:

                    Equity markets continued to be difficult and quite volatile
[PHOTO OF           during the six months ended June 30, 2001, the period
ROBERT H.           covered by this report. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                    The bond market was the best place to be invested the first half of 2001--a powerful argument for portfolio diversification.
                        As a result, depending on the fund you own, many of you
                    have suffered significant losses. Please be assured we are also disturbed about recent results of many funds. Fund managers are making every effort to reverse the trend.
                    However, the challenging market conditions are lasting longer than expected.
                        During the long bull market for equities, which ran from 1982 till late last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500, which is widely used as a measure of general U.S. stock market performance, has seen a 20% decline--the accepted definition of a bear market--about every four and one-half to five years.
    No one has devised a reliable technique for timing these market movements. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

WORK WITH YOUR ADVISOR
Your financial advisor can help you build a diversified portfolio by selecting a variety of funds. One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Within an asset class, it is worth diversifying further, investing in both growth and value stocks, both domestic and foreign, and so on. A fixed-income portfolio can include various quality sectors, from super-safe U.S. Treasuries to riskier high yield bonds.
    Since the right asset mix for you depends on your financial situation, your age and your goals, visit with your financial advisor regularly to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENT
Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like, how your fund performed and how they have managed your fund. We hope you find their comments informative.
    Though the last six months have tested the patience of most investors, we remain confident that, in time, markets will recover, though we cannot predict when.
    We wish to thank you for your patience in remaining invested with us. Since virtually every employee and officer of AIM is invested in our funds through our retirement programs or through indirect investments, we all share in our funds' performance along with our shareholders. We appreciate how unpleasant the recent past has been, and I'm sure you share our hope that markets will be less trying the rest of this year. We want to assure you that all of us at AIM are working diligently to improve the performance of our funds.
    If you have any questions or comments, please contact us anytime through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                                AIM VALUE II FUND

                      --------------------------------------

                       THE FUND ... BOUGHT STOCKS OF FIRMS

                         IN SECTORS THAT SHOWED THE MOST

                           ATTRACTIVE EARNINGS GROWTH.

                      --------------------------------------

GLOBAL ECONOMIC SLOWDOWN DAMPENS RESULTS

WITH MAJOR STOCK INDEXES IN NEGATIVE TERRITORY, HOW DID AIM VALUE II FUND
PERFORM?
As the worldwide economic downturn deepened, corporate earnings contracted and even lower profits were forecast, pulling down most stock indexes worldwide. This included the fund's benchmark, the S&P 500, which returned -6.69% for the six-month reporting period ended June 30, 2001. AIM Value II Fund bested this performance with total returns (excluding sales charges) of -5.79% for Class A shares and -6.15% for Class B and Class C shares. Most of the decline occurred during the first quarter, with a rebound in the second quarter recouping part of the loss: Second-quarter returns (excluding sales charges) were 9.56% for Class A shares and 9.32% for Class B and Class C shares.

THIS WAS CALLED A "BUSINESS-LED SLOWDOWN." WHAT'S DIFFERENT ABOUT THAT?
Most economic slowdowns result from declines in consumer spending. This time retail sales remained strong, yet U.S. gross domestic product grew at an anemic 1.3% annual rate in the first quarter. Many businesses, after making large capital investments in technology during the preceding boom, discovered they had outpaced demand. Declining sales forced cuts in capital spending and production. High energy prices also hampered earnings growth throughout the period but began to decline toward the end, partly in response to decreased demand.

WHY DID THE FED CUT INTEREST RATES?
In view of last fall's abrupt economic deceleration, the U.S. Federal Reserve Board (the Fed) responded in January by cutting the federal funds rate to revive growth. Historically, declining interest rates have been a powerful catalyst for reinvigorating the economy. In all, the Fed made an unprecedented six cuts in six months, reducing the target federal funds rate 275 basis points--from 6.50% on December 31 to 3.75% on June 30. It is not considered surprising that the economic impact to date has been minimal, because rate cuts have historically taken six to 12 months to produce significant effects.

WHAT WAS THE STOCK MARKET'S REACTION TO THESE ECONOMIC EVENTS?
The economic stimulus of the Fed rate cuts in January prompted a short-lived stock market rally, but in March, disappointing corporate earnings spooked many investors into selling indiscriminately, without paying attention to companies' fundamentals. The fund took this opportunity to buy the stocks of some solid companies with good earnings growth at very favorable prices. Some of the best performers in the first quarter were oil-services and energy companies, utilities, power generation and cable TV. After another rally in April, stocks backed down a bit, but in general, stock markets fared better than the economy in May and June.

WHAT CHANGES DID THE FUND MAKE TO DEAL WITH THESE CONDITIONS?
The fund remained oriented toward growth and earnings momentum, while seeking out holdings that were undervalued relative to comparable securities. It targeted diversification within and across sectors to spread risk. In all sectors, it focused on well-managed companies with sound business strategies and expectations that were achievable even during the downturn. The fund sold holdings with earnings disappointments and slowing growth, and bought stocks of firms in sectors that showed the most attractive earnings growth in the current economic environment.

IT'S BEEN IN THE NEWS THAT TECHNOLOGY WAS HIT HARD. DID THE FUND GET OUT OF
TECH?
In technology, the fund reduced its weighting in semiconductors and telecom equipment but maintained many of its positions in software and services; companies that have already bought or are postponing purchases of hardware continue to invest in software applications that improve efficiency and returns on investment. The fund has concentrated on the more defensive stocks--stable companies with recurring revenue streams not highly dependent on the state of the economy. Examples of

--------------------------------------------------------------------------------
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    Please visit our Web site at www.aimfunds.com and log into your account.
Click on the "View Other Account Options" drop-down menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from
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accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                                AIM VALUE II FUND

PORTFOLIO COMPOSITION
As of 6/30/01, based on total net assets

========================================================================================================
TOP 10 EQUITY HOLDINGS                                 TOP 10 INDUSTRIES
--------------------------------------------------------------------------------------------------------
 1. Charter Communications, Inc.--Class A    4.0%       1. Diversified Financial Services           8.2%

 2. Tyco International Ltd. (Bermuda)        2.7        2. Data Processing Services                 7.2

 3. BISYS Group, Inc. (The)                  2.5        3. Pharmaceuticals                          7.0

 4. Pfizer Inc.                              2.4        4. Broadcasting & Cable TV                  6.0

 5. Concord EFS, Inc.                        2.1        5. Application Software                     4.6

 6. LifePoint Hospitals, Inc.                2.0        6. Electric Utilities                       4.6

 7. Omnicom Group Inc.                       2.0        7. Industrial Conglomerates                 4.5

 8. Citigroup Inc.                           1.9        8. Electronic Equipment & Instruments       3.9

 9. PeopleSoft, Inc.                         1.9        9. Health Care Facilities                   3.8

10. First Data Corp.                         1.8       10. General Merchandise Stores               2.9

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

========================================================================================================

                                  [COVER IMAGE]


purchases are PeopleSoft, which provides back-office operations software; Concord EFS, which supplies electronic payment terminals and transaction processing; and Amdocs, which provides business operations management software and services to telecommunications providers.

WHAT OTHER GOOD OPPORTUNITIES DID THE FUND IDENTIFY?
At the end of the period, the fund's two largest sectors were health care and financials. It had assembled a broad cross-section of health care holdings including major pharmaceuticals such as Pfizer, small specialty pharmaceuticals such as Allergan and Shire, hospitals and HMOs. Financials included diversified financial services such as Citigroup and Lehman Brothers Holdings, insurers such as AFLAC, banks and consumer finance firms.
    It also established some relatively small positions that could become emerging themes for the fund: power-related industry and construction and engineering. The fund managers believe there is an imbalance in the supply and demand for power. They added marketing and trading companies such as Dynegy and Enron, independent power producers such as Calpine, and a few hybrids such as Duke Energy. Many sectors of the economy have underinvested in plant construction--the economy could support more oil refineries, power plants and pharmaceutical plants, for example--so purchases were also made in construction and engineering firms such as Jacobs Engineering and Shaw Group.

WHAT DID THE SITUATION LOOK LIKE AT THE END OF THE PERIOD?
Markets remained volatile and economic indicators remained mixed. U.S. gross domestic product, the broadest measure of the nation's economy, continued to grow during the second quarter, though slowly. While capital spending by corporations remained weak, consumer spending remained strong; sales of autos and new and existing homes were brisk. Unemployment rose to 4.5% in June, but The Conference Board's Consumer Confidence Index, closely watched as an indicator of future buying behavior, rose to its highest level of 2001.
    It is difficult to predict how markets will behave, but we are confident that in time the markets will recover, and we believe that the current downturn represents a significant buying opportunity for long-term investors.

                                  [COVER IMAGE]


PORTFOLIO COMPOSITION BY INVESTMENT TYPE
As of 6/30/01, based on total net assets

================================================================================
Common Stock--Domestic                74.6%

Stock--International                  14.4%

Cash & Other                          11.0%
================================================================================

          See important fund and index disclosures inside front cover.

                                AIM VALUE II FUND


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

  A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                AIM VALUE II FUND

BOND FUNDS CAN DIVERSIFY YOUR PORTFOLIO

                     -------------------------------------

                                  [BKGRD IMAGE]

                               CHANCES ARE YOU'VE

                                HEARD MORE ABOUT

                               STOCKS THAN BONDS.

                      -------------------------------------

Soaring equity markets in the 1990s focused media attention on stocks and stock funds.
    But don't overlook bond funds. Because bonds often behave differently than stocks, adding bond funds to your portfolio can potentially:

o   Reduce the risk associated with investing only in stock funds
o   Enhance total returns
o Provide a steady source of income Here are a few of bonds' more important characteristics.

HOW BONDS DIFFER FROM STOCKS
Stocks represent ownership in a company; bonds are debt obligations. When you buy a bond, you lend money to a government, agency or company. In return, the borrower agrees to pay you back on a specific date. The borrower also agrees to pay you interest, usually at specific intervals, until the obligation is retired.
    A bond's maturity is determined by the date when the entire loan and the last interest payment are due. If a bond was issued on January 1, 2000, and the entire loan must be paid off by January 1, 2030, the bond has a maturity of 30 years.

SEVERAL FACTORS DETERMINE INTEREST RATES, BOND PRICES
Generally, bonds with longer maturities have higher interest rates. That's because there is usually a greater risk that a borrower will default on a loan over a long period than a short period. Also, it is almost impossible to predict economic conditions many years in the future. Hence, bonds with longer maturities usually must offer higher interest rates to attract buyers.
    But probably the most important factor determining a bond's interest rate is the perceived ability of the borrower to repay. Several credit-rating agencies, including Standard & Poor's (S&P), assess this ability and assign a rating to a bond issue. S&P's highest rating is AAA; its lowest is D. Generally, the lower a bond's rating, the higher its interest rate.
    Prevailing interest rates also are important in determining the rates of newly issued bonds and are a key factor affecting bond prices. For instance, if you own a bond with an interest rate of 7% and the current interest rate for new bonds of similar quality and maturity is 6%, your bond is likely to command a price higher than its face value in the marketplace. Conversely, the market price of your bond will likely drop below face value if interest rates for new bonds of similar quality and maturity rise above 7%.

PRICES VS. YIELDS
Bond prices and yields move in opposite directions. That's because a bond's yield is determined by dividing its interest rate by its current market value. For example, if the market price of a bond with a face value of $1,000 and a 10% interest rate drops to $500, its yield rises to 20%. In assessing bond-market trends, analysts tend to quote yields rather than prices. Thus, if analysts report that yields are falling, that means prices are rising; if yields are rising, bond prices are falling. While the financial media tend to focus on the U.S Treasury market, there are other types of bonds.

U.S. GOVERNMENT /AGENCY ISSUES

                                     [IMAGE]

U.S. Treasury bills, notes and bonds are considered the safest fixed-income investments because they are backed by the full faith and credit of the U.S. government. Treasury bills have maturities of less than one year; Treasury notes from one to 10 years; Treasury bonds have maturities exceeding 10 years. Historically, the 30-year Treasury has been the benchmark for the performance of the bond market in general. Many analysts now prefer to use the 10-year Treasury note.
    Early in 2000, the U.S. Treasury began buying back its longer-maturity bonds, including its 30-year issues. The federal-government surplus is allowing the Treasury to retire some of its debt prematurely. The perception is that the Treasury may eventually retire all of its 30-year bonds and discontinue issuing them.
    In addition to the Treasury, Congress has authorized certain federal government agencies, such as the Government National Mortgage Association (Ginnie Mae), to issue marketable debt securities. Agency-like corporations operating under government charters, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie
Mac), also issue bonds.
    Government-Sponsored Enterprises (GSEs) like Fannie Mae and Freddie Mac have been the subject of controversy. Though shareholder-owned, Freddie Mac and Fannie Mae operate under federal charters that help ensure that lenders such as savings and loans have enough money to make new loans and keep mortgage rates affordable. Those federal

                                AIM VALUE II FUND

charters exempt GSEs from state and local corporate income taxes, give them a $2.25 billion line of credit with the Treasury and allow them to borrow at lower interest rates than similarly rated corporations. This "implied government guarantee" has been called into question. A bill has been proposed to remove their lines of credit with the Treasury. As the wheels of government tend to move slowly, this GSE debate will likely not be resolved soon.

MUNICIPAL BONDS

                                     [IMAGE]

Municipal bonds (munis) are issued by state and local governments, including cities, school districts and similar entities. Income from these bonds is generally exempt from federal income taxes. Additionally, municipal bonds issued in a state are usually exempt from state income taxes in that state. Munis include revenue bonds, which are supported with income from projects such as toll roads; and general obligation (GO) bonds, funded by tax dollars.
    Because they are supported by tax dollars, GO bonds tend to be more susceptible to the political climate than revenue bonds. Sometimes, state and local governments find it difficult to raise taxes to support bond issues. This has been less of an issue recently as many state and local governments have had revenue surpluses. Retiring revenue bonds is largely dependent on the project's ability to generate sufficient income.

CORPORATE BONDS

                                     [IMAGE]

Corporate bonds are issued by companies raising money for working capital or for capital expenditures such as plant construction or equipment purchases. U.S. government bonds are generally exempt from state income taxes, and municipal bonds are usually exempt from federal income taxes. Corporate bonds are fully taxable. Corporate bonds, whether investment- or non-investment-grade, generally have higher yields than Treasury issues of the same maturity. The difference between these yields is often referred to as the spread. When yield differentials are significant, spreads are said to be wide; when they are close together, spreads are narrow.

HIGH YIELD BONDS

                                     [IMAGE]

High yield or junk bonds are below investment-grade--that is, they have been assigned a rating of BB or lower from a credit-rating agency such as Standard & Poor's based on an evaluation of the issuer's ability to pay off its indebtedness. High yield bonds are considered riskier than investment-grade bonds, so they generally have higher interest rates. Junk bonds may include municipal and corporate debt securities and the government bonds of certain nations.
    Unlike other types of bonds, high yield securities tend to benefit from a robust, rapidly growing economy. When the issuers of high yield bonds experience greater revenue intake, they are better able to meet their debt obligations. Conversely, high yield bonds tend to underperform during periods of economic uncertainty when investors tend to prefer higher-quality bonds, particularly Treasuries.

FOREIGN BONDS

                                     [IMAGE]

Foreign bonds include debt securities issued by non-U.S. governments, corporations, cities and other entities in both developed and developing nations. They can be denominated in U.S. dollars or foreign currencies. They are fully taxable in the United States, and the strength of the dollar relative to other currencies will affect returns for U.S. investors. It is important to note that investing in developing nations involves greater risk than investing in developed markets.

BOND MUTUAL FUNDS ALSO VARIED
Just as there are different types of bonds, there are different types of bond mutual funds. Some invest in only one type of bond, such as U.S. Treasury securities. Others invest in a variety of issues, such as foreign-government bonds and domestic corporate bonds. Some invest in a combination of stocks and bonds. There are bond funds for both conservative and more aggressive investors.
    When investing in bond funds, remember that an investment's return is linked to its risk. For bond funds, risk is directly related to a fund's maturity and credit structure. The higher the return, the higher the risk. Conversely, relatively safe investments offer relatively lower returns.
    A fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in its portfolio and risk factors associated with these securities.
    Your financial advisor is the best person to contact if you have any questions about investing in bonds or a bond fund.

SCHEDULE OF INVESTMENTS
June 30, 2001
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
DOMESTIC COMMON STOCKS-74.62%

ADVERTISING-2.59%

Interpublic Group of Companies, Inc. (The)          39,000   $  1,144,650
-------------------------------------------------------------------------
Omnicom Group Inc.                                  44,400      3,818,400
=========================================================================
                                                                4,963,050
=========================================================================

AIRLINES-0.64%

Continental Airlines, Inc.-Class B(a)               25,000      1,231,250
=========================================================================

APPAREL RETAIL-0.54%

Abercrombie & Fitch Co.-Class A(a)                  23,000      1,023,500
=========================================================================

APPLICATION SOFTWARE-2.91%

BEA Systems, Inc.(a)                                29,400        902,874
-------------------------------------------------------------------------
Cadence Design Systems, Inc.(a)                     60,000      1,117,800
-------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 72,000      3,544,560
=========================================================================
                                                                5,565,234
=========================================================================

BANKS-1.81%

Bank of New York Co., Inc. (The)                    72,000      3,456,000
=========================================================================

BROADCASTING & CABLE TV-6.01%

Charter Communications, Inc.-Class A(a)            331,000      7,728,850
-------------------------------------------------------------------------
Comcast Corp.-Class A(a)                            49,000      2,126,600
-------------------------------------------------------------------------
General Motors Corp.-Class H(a)                     34,500        698,625
-------------------------------------------------------------------------
Univision Communications Inc.-Class A(a)            22,000        941,160
=========================================================================
                                                               11,495,235
=========================================================================

COMPUTER & ELECTRONICS RETAIL-0.73%

Best Buy Co., Inc.(a)                               22,000      1,397,440
=========================================================================

COMPUTER STORAGE & PERIPHERALS-0.36%

EMC Corp.(a)                                        24,000        697,200
=========================================================================

CONSTRUCTION & ENGINEERING-0.99%

Jacobs Engineering Group Inc.(a)                    29,000      1,891,670
=========================================================================

CONSUMER FINANCE-1.58%

Capital One Financial Corp.                         23,000      1,380,000
-------------------------------------------------------------------------
Providian Financial Corp.                           27,700      1,639,840
=========================================================================
                                                                3,019,840
=========================================================================

DATA PROCESSING SERVICES-7.21%

Automatic Data Processing, Inc.                     30,400      1,510,880
-------------------------------------------------------------------------
BISYS Group, Inc. (The)(a)                          81,000      4,779,000
-------------------------------------------------------------------------
Concord EFS, Inc.(a)                                77,200      4,015,172
-------------------------------------------------------------------------
First Data Corp.                                    54,100      3,475,925
=========================================================================
                                                               13,780,977
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-8.24%

Ambac Financial Group, Inc.                         41,000      2,386,200
-------------------------------------------------------------------------
Citigroup Inc.                                      70,500      3,725,220
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             17,490        780,054
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       43,000      3,343,250
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Morgan Stanley Dean Witter & Co.                    35,000   $  2,248,050
-------------------------------------------------------------------------
State Street Corp.                                  18,000        890,820
-------------------------------------------------------------------------
Waddell & Reed Financial, Inc.-Class A              75,000      2,381,250
=========================================================================
                                                               15,754,844
=========================================================================

ELECTRIC UTILITIES-4.56%

AES Corp. (The)(a)                                  60,000      2,583,000
-------------------------------------------------------------------------
Calpine Corp.(a)                                    53,000      2,003,400
-------------------------------------------------------------------------
Duke Energy Corp.                                   65,000      2,535,650
-------------------------------------------------------------------------
Reliant Resources, Inc.(a)                          64,900      1,603,030
=========================================================================
                                                                8,725,080
=========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.64%

Symbol Technologies, Inc.                           76,000      1,687,200
-------------------------------------------------------------------------
Waters Corp.(a)                                     52,600      1,452,286
=========================================================================
                                                                3,139,486
=========================================================================

GENERAL MERCHANDISE STORES-2.94%

BJ's Wholesale Club, Inc.(a)                        27,000      1,438,020
-------------------------------------------------------------------------
Dollar Tree Stores, Inc.(a)                         76,000      2,115,840
-------------------------------------------------------------------------
Target Corp.                                        60,000      2,076,000
=========================================================================
                                                                5,629,860
=========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.80%

Quest Diagnostics Inc.(a)                           46,000      3,443,100
=========================================================================

HEALTH CARE EQUIPMENT-1.74%

Baxter International Inc.                           68,000      3,332,000
=========================================================================

HEALTH CARE FACILITIES-3.81%

HCA Inc.                                            75,000      3,389,250
-------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        88,000      3,896,640
=========================================================================
                                                                7,285,890
=========================================================================

HEAVY ELECTRICAL EQUIPMENT-0.75%

Capstone Turbine Corp.(a)                           65,000      1,435,850
=========================================================================

INDUSTRIAL CONGLOMERATES-1.80%

General Electric Co.                                70,800      3,451,500
=========================================================================

INTERNET SOFTWARE & SERVICES-0.44%

Openwave Systems Inc.(a)                            24,000        832,800
=========================================================================

LIFE & HEALTH INSURANCE-1.60%

AFLAC, Inc.                                         97,000      3,054,530
=========================================================================

MANAGED HEALTH CARE-2.58%

CIGNA Corp.                                         17,000      1,628,940
-------------------------------------------------------------------------
Wellpoint Health Networks Inc.(a)                   35,000      3,298,400
=========================================================================
                                                                4,927,340
=========================================================================

MULTI-UTILITIES-2.74%

Dynegy Inc.-Class A                                 42,000      1,953,000
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
MULTI-UTILITIES-(CONTINUED)

Enron Corp.                                       67,000     $  3,283,000
=========================================================================
                                                                5,236,000
=========================================================================

OIL & GAS DRILLING-1.56%

ENSCO International Inc.                          74,000        1,731,600
-------------------------------------------------------------------------
Transocean Sedco Forex Inc.                       30,400        1,254,000
=========================================================================
                                                                2,985,600
=========================================================================

OIL & GAS EQUIPMENT & SERVICES-1.19%

Weatherford International, Inc.(a)                47,500        2,280,000
=========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.45%

Anadarko Petroleum Corp.                          16,000          864,480
=========================================================================

PHARMACEUTICALS-4.32%

Allergan, Inc.                                    28,800        2,462,400
-------------------------------------------------------------------------
IVAX Corp.(a)                                     31,250        1,218,750
-------------------------------------------------------------------------
Pfizer Inc.                                      114,300        4,577,715
=========================================================================
                                                                8,258,865
=========================================================================

SEMICONDUCTORS-1.18%

Microchip Technology Inc.(a)                      67,700        2,263,211
=========================================================================

STEEL-1.38%

Shaw Group Inc. (The)(a)                          66,000        2,646,600
=========================================================================

SYSTEMS SOFTWARE-0.89%

VERITAS Software Corp.(a)                         25,500        1,696,515
=========================================================================

TELECOMMUNICATIONS EQUIPMENT-1.48%

Comverse Technology, Inc.(a)                      19,500        1,123,590
-------------------------------------------------------------------------
Scientific-Atlanta, Inc.                          42,000        1,705,200
=========================================================================
                                                                2,828,790
=========================================================================

WIRELESS TELECOMMUNICATION SERVICES-2.16%

Nextel Communications, Inc.-Class A(a)            61,000        1,067,500
-------------------------------------------------------------------------
Nextel Partners, Inc.-Class A(a)                 197,600        3,066,752
=========================================================================
                                                                4,134,252
=========================================================================
    Total Domestic Common Stocks (Cost
      $141,021,294)                                           142,727,989
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-14.35%

BERMUDA-5.67%

ACE Ltd. (Property & Casualty Insurance)          62,500        2,443,125
-------------------------------------------------------------------------
Everest Re Group, Ltd. (Reinsurance)              43,200        3,231,360
-------------------------------------------------------------------------
Tyco International Ltd. (Industrial
  Conglomerates)                                  95,000        5,177,500
=========================================================================
                                                               10,851,985
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE

CANADA-1.52%

Celestica Inc. (Electronic Equipment &
  Instruments)(a)                                 56,500     $  2,909,750
=========================================================================

FINLAND-0.45%

Nokia Oyj-ADR (Telecommunications Equipment)      39,000          859,560
=========================================================================

IRELAND-1.63%

Elan Corp. PLC-ADR (Pharmaceuticals)(a)           51,000        3,111,000
=========================================================================

ISRAEL-0.60%

Check Point Software Technologies Ltd.
  (Internet Software & Services)(a)               22,600        1,142,882
=========================================================================

NETHERLANDS-1.03%

ASM Lithography Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                    89,000        1,980,250
=========================================================================

SINGAPORE-0.74%

Flextronics International Ltd. (Electronic
  Equipment & Instruments)(a)                     54,200        1,415,162
=========================================================================

UNITED KINGDOM-2.71%

Amdocs Ltd. (Application Software)(a)             60,000        3,231,000
-------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                            35,100        1,948,050
=========================================================================
                                                                5,179,050
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $28,061,380)                             27,449,639
=========================================================================

                                                PRINCIPAL
                                                 AMOUNT
U.S. TREASURY SECURITIES-1.04%

U.S. Treasury Bills-1.04%
  3.44%, 09/20/01 (Cost $1,984,700)(b)       $ 2,000,000(c)  $  1,984,840
=========================================================================

                                                 SHARES
MONEY MARKET FUNDS-10.76%

STIC Liquid Assets Portfolio(d)               10,288,291       10,288,291
-------------------------------------------------------------------------
STIC Prime Portfolio(d)                       10,288,291       10,288,291
=========================================================================
    Total Money Market Funds (Cost
      $20,576,582)                                             20,576,582
=========================================================================
TOTAL INVESTMENTS-100.77% (Cost $191,643,956)                 192,739,050
=========================================================================
OTHER ASSETS LESS LIABILITIES-(0.77%)                          (1,472,659)
=========================================================================
NET ASSETS-100.00%                                           $191,266,391
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. The interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $191,643,956)*                                $192,739,050
------------------------------------------------------------
Receivables for:
  Investments sold                                   515,509
------------------------------------------------------------
  Variation margin                                    25,850
------------------------------------------------------------
  Fund shares sold                                   430,455
------------------------------------------------------------
  Dividends                                          105,684
------------------------------------------------------------
Investment for deferred compensation plan              4,761
------------------------------------------------------------
Collateral for securities loaned                  17,220,095
------------------------------------------------------------
Other assets                                          70,067
============================================================
    Total assets                                 211,111,471
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,004,812
------------------------------------------------------------
  Fund shares reacquired                             325,608
------------------------------------------------------------
  Deferred compensation plan                           4,761
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        17,220,095
------------------------------------------------------------
Accrued distribution fees                            204,871
------------------------------------------------------------
Accrued transfer agent fees                           47,609
------------------------------------------------------------
Accrued operating expenses                            37,324
============================================================
    Total liabilities                             19,845,080
============================================================
Net assets applicable to shares outstanding     $191,266,391
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $ 73,032,077
____________________________________________________________
============================================================
Class B                                         $ 81,288,167
____________________________________________________________
============================================================
Class C                                         $ 36,946,147
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                            8,977,412
____________________________________________________________
============================================================
Class B                                           10,050,501
____________________________________________________________
============================================================
Class C                                            4,568,207
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.14
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.14 divided by
      94.50%)                                   $       8.61
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $       8.09
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $       8.09
____________________________________________________________
============================================================

* At June 30, 2001, securities with an aggregate market value of $17,065,940, were on loan to brokers

STATEMENT OF OPERATIONS
For the six months ended June 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $1,484)                                       $    269,033
------------------------------------------------------------
Dividends from affiliated money market funds         594,807
------------------------------------------------------------
Interest                                              39,107
------------------------------------------------------------
Security lending income                                3,148
============================================================
    Total investment income                          906,095
============================================================

EXPENSES:

Advisory fees                                        658,940
------------------------------------------------------------
Administrative services fees                          24,795
------------------------------------------------------------
Custodian fees                                        23,113
------------------------------------------------------------
Distribution fees -- Class A                         117,461
------------------------------------------------------------
Distribution fees -- Class B                         373,118
------------------------------------------------------------
Distribution fees -- Class C                         171,663
------------------------------------------------------------
Transfer agent fees -- Class A                        74,018
------------------------------------------------------------
Transfer agent fees -- Class B                        89,406
------------------------------------------------------------
Transfer agent fees -- Class C                        41,134
------------------------------------------------------------
Trustees' fees                                         5,271
------------------------------------------------------------
Other                                                 88,201
============================================================
    Total expenses                                 1,667,120
============================================================
Less: Fees waived                                    (40,715)
------------------------------------------------------------
    Expenses paid indirectly                          (5,189)
============================================================
    Net expenses                                   1,621,216
============================================================
Net investment income (loss)                        (715,121)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (17,354,793)
------------------------------------------------------------
  Futures contracts                                 (278,010)
------------------------------------------------------------
  Option contracts written                           128,996
============================================================
                                                 (17,503,807)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            7,040,948
------------------------------------------------------------
  Futures contracts                                 (181,345)
============================================================
                                                   6,859,603
============================================================
Net gain (loss) from investment securities,
  futures contracts and option contracts:        (10,644,204)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(11,359,325)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 and the period August 31, 2000 (date operations commenced) to December 31, 2000
(Unaudited)

                                                                JUNE 30,      DECEMBER 31,
                                                                  2001            2000
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $   (715,121)   $    (77,478)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    futures contracts and option contracts                     (17,503,807)     (2,436,640)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                  6,859,603      (6,097,963)
==========================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (11,359,325)     (8,612,081)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --         (62,905)
------------------------------------------------------------------------------------------
  Class B                                                               --         (71,403)
------------------------------------------------------------------------------------------
  Class C                                                               --         (35,183)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       21,525,282      59,053,644
------------------------------------------------------------------------------------------
  Class B                                                       23,561,508      66,427,674
------------------------------------------------------------------------------------------
  Class C                                                        8,780,326      32,058,854
==========================================================================================
    Net increase in net assets                                  42,507,791     148,758,600
==========================================================================================

NET ASSETS:

  Beginning of period                                          148,758,600              --
==========================================================================================
  End of period                                               $191,266,391    $148,758,600
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF

  Shares of beneficial interest                               $211,395,921    $157,528,805
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (741,899)        (26,778)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, futures contracts and option contracts         (20,149,271)     (2,645,464)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and futures contracts                               761,640      (6,097,963)
==========================================================================================
                                                              $191,266,391    $148,758,600
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Value II Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

F. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

G. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. For the six months ended June 30, 2001, AIM waived fees of $40,715.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended June 30, 2001, AIM was paid $24,795 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 2001, AFS was paid $104,500 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended June 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $117,461, $373,118 and $171,663, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $73,641 from sales of the Class A shares of the Fund during the six months ended June 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 2001, AIM Distributors received $14,839 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended June 30, 2001, the Fund paid legal fees of $1,811 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended June 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,538 and reductions in custodian fees of $3,651 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,189.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended June 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At June 30, 2001, securities with an aggregate value of $17,065,940 were on loan to brokers. The loans were secured by cash collateral of $17,220,095 received by the Fund and subsequently invested in the affiliated money market fund STIC Liquid Assets Portfolio. For the six months ended June 30, 2001, the Fund received fees of $3,148 for securities lending.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 2001 was $99,363,965 and $47,141,798, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of June 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 15,918,869
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,051,920)
=========================================================
Net unrealized appreciation of investment
  securities                                 $    866,949
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $191,872,101.


NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended June 30, 2001 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of period                    --       $      --
---------------------------------------------------------
Written                               250         128,996
---------------------------------------------------------
Expired                              (250)       (128,996)
=========================================================
End of period                          --       $      --
_________________________________________________________
=========================================================


NOTE 9-FUTURES CONTRACTS

On June 30, 2001, $426,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of June 30, 2001 were as follows:

                                                                    UNREALIZED
                        NO. OF         MONTH/         MARKET       APPRECIATION
CONTRACT               CONTRACTS     COMMITMENT       VALUE       (DEPRECIATION)
--------               ---------    ------------    ----------    --------------
S&P 500 Index             22        Sep. 01/Long    $6,774,350      $(333,454)
________________________________________________________________________________
================================================================================


NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 2001 and the period August 31, 2000 (date operations commenced) through December 31, 2000:

                                                                     JUNE 30, 2001               DECEMBER 31, 2000
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Sold:
  Class A                                                      4,710,701    $ 39,451,596     6,803,909    $ 62,419,096
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      3,885,322      32,713,745     7,466,598      67,975,309
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,659,091      13,954,969     3,674,621      33,162,044
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --         7,039          59,975
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         8,075          68,635
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --         3,982          33,851
======================================================================================================================
Reacquired:
  Class A                                                     (2,149,972)    (17,926,314)     (394,265)     (3,425,427)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,123,761)     (9,152,237)     (185,733)     (1,616,270)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (637,699)     (5,174,643)     (131,788)     (1,137,041)
======================================================================================================================
                                                               6,343,682    $ 53,867,116    17,252,438    $157,540,172
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                            CLASS A
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  8.64             $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.02)                  --
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.48)               (1.35)
==================================================================================================
    Total from investment operations                                (0.50)               (1.35)
==================================================================================================
Less distributions from net realized gains                             --                (0.01)
==================================================================================================
Net asset value, end of period                                    $  8.14             $   8.64
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                     (5.79)%             (13.49)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $73,032             $ 55,409
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   1.43%(c)             1.40%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                1.48%(c)             2.00%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (0.40)%(c)            0.10%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                31%                  13%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $67,677,053.
(d)  Annualized.

                                                                            CLASS B
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  8.61             $ 10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)              (0.02)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.48)              (1.36)
==================================================================================================
    Total from investment operations                                (0.52)              (1.38)
==================================================================================================
Less distributions from net realized gains                             --               (0.01)
==================================================================================================
Net asset value, end of period                                    $  8.09             $  8.61
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                     (6.04)%            (13.79)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $81,288             $62,792
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.10%(c)            2.10%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.15%(c)            2.70%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.07)%(c)          (0.60)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                31%                 13%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $75,241,967.
(d)  Annualized.

                                                                            CLASS C
                                                              ------------------------------------
                                                                                  AUGUST 31, 2000
                                                                                  (DATE OPERATIONS
                                                              SIX MONTHS ENDED     COMMENCED) TO
                                                                  JUNE 30,          DECEMBER 31,
                                                                  2001(a)             2000(a)
                                                              ----------------    ----------------
Net asset value, beginning of period                              $  8.62             $  10.00
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                      (0.04)               (0.02)
--------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     (0.49)               (1.35)
==================================================================================================
    Total from investment operations                                (0.53)               (1.37)
==================================================================================================
Less distributions from net realized gains                             --                (0.01)
==================================================================================================
Net asset value, end of period                                    $  8.09             $   8.62
__________________________________________________________________________________________________
==================================================================================================
Total return(b)                                                     (6.15)%             (13.69)%
__________________________________________________________________________________________________
==================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $36,946             $ 30,557
__________________________________________________________________________________________________
==================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                   2.10%(c)             2.10%(d)
--------------------------------------------------------------------------------------------------
  Without fee waivers                                                2.15%(c)             2.70%(d)
==================================================================================================
Ratio of net investment income (loss) to average net assets         (1.07)%(c)           (0.60)%(d)
__________________________________________________________________________________________________
==================================================================================================
Portfolio turnover rate                                                31%                  13%
__________________________________________________________________________________________________
==================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $34,617,188.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Director,
ACE Limited;                                      Gary T. Crum                            A I M Advisors, Inc.
Formerly, Director, President and                 Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Dana R. Sutton                          Houston, TX 77046
                                                  Vice President and Treasurer
Owen Daly II                                                                              TRANSFER AGENT
Formerly, Director,                               Robert G. Alley
Cortland Trust, Inc.                              Vice President                          A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Albert R. Dowden                                  Stuart W. Coco                          Houston, TX 77210-4739
Chairman, Cortland Trust, Inc.                    Vice President
and DHJ Media, Inc.; and                                                                  CUSTODIAN
Director, Magellan Insurance Company              Melville B. Cox
                                                  Vice President                          State Street Bank and Trust Company
Edward K. Dunn Jr.                                                                        225 Franklin Street
Formerly, Chairman, Mercantile Mortgage Corp.;    Karen Dunn Kelley                       Boston, MA 02110
Vice Chairman, President                          Vice President
and Chief Operating Officer                                                               COUNSEL TO THE FUND
Mercantile-Safe Deposit & Trust Co.; and          Edgar M. Larsen
President, Mercantile Bankshares                  Vice President                          Ballard Spahr
                                                                                          Andrews & Ingersoll, LLP
Jack M. Fields                                    Mary J. Benson                          1735 Market Street
Chief Executive Officer,                          Assistant Vice President and            Philadelphia, PA 19103
Twenty First Century Group, Inc.;                 Assistant Treasurer
Formerly Member of the U.S. House of                                                      COUNSEL TO THE TRUSTEES
Representatives                                   Sheri Morris
                                                  Assistant Vice President and            Kramer, Levin, Naftalis & Frankel LLP
Carl Frischling                                   Assistant Treasurer                     919 Third Avenue
Partner,                                                                                  New York, NY 10022
Kramer, Levin, Naftalis & Frankel LLP
                                                                                          DISTRIBUTOR
Prema Mathai-Davis
Member, Visiting Committee,                                                               A I M Distributors, Inc.
Harvard University Graduate                                                               11 Greenway Plaza
School of Education, New School University.                                               Suite 100
Formerly Chief Executive Officer,                                                         Houston, TX 77046
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper (law firm)

Louis S. Sklar
Executive Vice President,
Development and Operations,
Hines Interests
Limited Partnership

                      -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                             RISK TOLERANCE AND YOUR

                                  TIME HORIZON.

                      -------------------------------------

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS              A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
      MORE AGGRESSIVE                       MORE AGGRESSIVE                       1976 and managed approximately $171 billion
                                                                                  in assets for 9.5 million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth(7)                 including individual investors, corporate
AIM Mid Cap Opportunities(1)         AIM Developing Markets                       clients and financial institutions, as of
AIM Large Cap Opportunities(2)       AIM European Small Company                   June 30, 2001.
AIM Emerging Growth                  AIM Asian Growth                                 The AIM Family of Funds--Registered
AIM Small Cap Growth                 AIM Japan Growth(8)                          Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth            AIM today is the seventh-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                     complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                          management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth                 an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                         AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM International Value(4)                   the world's largest independent financial
AIM Select Equity(3)                 AIM Worldwide Spectrum                       services companies with $408 billion in
AIM Large Cap Growth                 AIM Global Trends                            assets under management as of June 30, 2001.
AIM Weingarten                       AIM Global Growth
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                            MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex(6)                  AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
   MORE CONSERVATIVE                 AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services(7)
                                     AIM Real Estate(5)
                                     AIM Global Utilities

                                           MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS                TAX-FREE FIXED-INCOME FUNDS

     MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut(6)
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1)Closed to new investors. (2)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (3)On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4)On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5)On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. (6)The fund closed to new investors August 7, 2001. (7)The fund closed to new investors August 15, 2001. (8)AIM Japan Growth Fund closed to new investors August 17, 2001.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after September 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                      VAL2-SAR-1

A I M Distributors, Inc.